TRADE RECEIVABLES, NET - Movement in allowance for doubtful accounts (Details) - Trade receivables - Allowance for expected credit losses - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2025	Dec. 31, 2024
Movement in allowance for doubtful accounts:
Balance as of beginning	$ 247	$ 126
Provision for the year	146	131
Derecognition of bad debts	(104)	(135)
Reversal in respect of collected accounts	(126)	(41)
Initially consolidated subsidiary		174
Currency translation	14	(8)
Balance as of ending	$ 177	$ 247